SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934

                                October 28, 2009
                                (Date of Report)


                            ALANCO TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    0-9437
                            (Commission File No.)

               Arizona                                  86-0220694
      (State or other jurisdiction)         ( IRS Employer Identification No.)

               15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA 85260
              (Address of Principal Executive Office)      (Zip Code)

                                  (480)607-1010
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CRF 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4 ( c) under the Exchange Act (17 CFR 240.134-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On October 28, 2009, subsequent to Form 8-K filed on September 17, 2009, the Company completed an additional private offering of convertible shares of Series E Preferred Stock. The proceeds, received by the Company from this October 28, 2009 offering was $308,000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2009                  ALANCO TECHNOLOGIES, INC.
                                        By: /s/ John A. Carlson
                                           --------------------
                                           Chief Financial Officer